UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Priveterra Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1 Park Plaza
Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 787-2910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	PMGMU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	PMGM	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	PMGMW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on January 11, 2024 by Priveterra Acquisition Corp. II, a Delaware corporation (the “Company”), on January 10, 2024, the Company received a notice (the “First Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities (common stock, warrants and units) would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on January 19, 2024, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. The Company timely requested a hearing before the Panel to allow additional time to complete a business combination. Following the hearing, the Nasdaq Hearings Panel granted the Company an exception until July 8, 2024, subject to the conditions that (i) on or before April 30, 2024, the Company shall file its Form S-4 in connection with its initial business combination and (ii) on or before July 8, 2024, the Company shall demonstrate compliance with all initial listing standards of The Nasdaq Capital Market.

On April 29, 2024, the Company received an additional notice (the “Additional Notice”) from the staff of the Listing Qualifications Department of Nasdaq indicating that the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1) since it has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2023. The Additional Notice indicates that such additional delinquency may serve as a separate basis for the delisting of the Company’s securities from Nasdaq, that the Panel will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Capital Market, and that the Company should present its views with respect to this additional deficiency to the Panel in writing no later than May 6, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2024

PRIVETERRA ACQUISITION CORP. II

	By:	/s/ Oleg Grodnensky
	Name:	Oleg Grodnensky
	Title:	Chief Executive Officer